Exhibit 10.23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

SECOND AMENDMENT TO LICENSE AGREEMENT AND SRA

THIS SECOND AMENDMENT TO LICENSE AGREEMENT AND SRA (this “AMENDMENT”) is made and entered into, and effective, as of this 20th day of October 2021 (the “AMENDMENT EFFECTIVE DATE”) by and between Yale University, a nonprofit corporation organized and existing under and by virtue of a charter granted by the general assembly of the Colony and State of Connecticut (“YALE”), and NextCure, Inc., a corporation organized and existing under the laws of the State of Delaware (“LICENSEE”).  YALE and LICENSEE are each referred to herein, individually, as a “party” and, collectively, as the “parties.”

WHEREAS, the parties entered into that certain License Agreement effective as of December 29, 2015, as amended by the Amendment to License Agreement and SRA (the “First Amendment”) made and entered into as of April 25, 2020 and effective as of January 31, 2020 (the “Existing License Agreement” and, as amended by this AMENDMENT, the “License Agreement”) and the parties entered into that certain Corporate Sponsored Research Agreement effective as of December 29, 2015, as amended by the First Amendment (the “Existing SRA” and, as amended by this AMENDMENT the “SRA”); and

WHEREAS, the Parties desire to amend the Existing License Agreement and the Existing SRA as more particularly set forth in this AMENDMENT, or as the context of this AMENDMENT may require.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants set forth in this AMENDMENT, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. AMENDMENTS TO DEFINITIONS

1.Definitions and Phrases.

1.1The following terms used in this AMENDMENT shall be defined as set forth below:

(a)   “RELINQUISHED TARGET COPYRIGHTS” means all copyrights and copyrightable materials, including data and software, created in performance of the RESEARCH to the extent directed to the RELINQUISHED TARGETS or the RELINQUISHED TARGET INVENTIONS.

(b)   “RELINQUISHED TARGET INFORMATION” means all data, know-how and information, in any form, whether or not patentable, including all RESEARCH RESULTS, in each case, to the extent directed to the RELINQUISHED TARGETS or the RELINQUISHED TARGET INVENTIONS.

(c)   “RELINQUISHED TARGET INVENTIONS” means all INVENTIONS (as defined in the Existing SRA) to the extent directed to the RELINQUISHED TARGETS.

(d)   “RELINQUISHED TARGET MATERIALS” means all materials, including TANGIBLE RESEARCH PROPERTY, to the extent directed  to the RELINQUISHED TARGETS.

(e)   “RELINQUISHED TARGETS” means [***].

1.2The term “to the extent directed to” means, with respect to any RELINQUISHED TARGET INFORMATION, RELINQUISHED TARGET INVENTIONS or RELINQUISHED TARGET MATERIALS, such information, inventions or materials applicable to the RELINQUISHED TARGET, but not information, inventions or materials applicable to any other target.

1.3Capitalized terms used, but not defined, in this AMENDMENT shall have the respective meanings ascribed to such terms in the Existing License Agreement, or the Existing SRA, as applicable.

1.4Any reference to “the AGREEMENT” or “this AGREEMENT” with respect to the Existing License Agreement shall mean the Existing License Agreement, as amended by this AMENDMENT. Any reference to “the Agreement” or “this Agreement” with respect to the SRA shall mean the Existing SRA, as amended by this AMENDMENT.

II. AMENDMENTS TO EXISTING SRA

2.1.Amendment to Exhibit A of the Existing SRA.  Exhibit A of the Existing SRA is hereby deleted in its entirety and replaced with Exhibit A attached to this AMENDMENT.

III. AMENDMENTS TO LICENSE AGREEMENT

3.1.Amendment of Appendix C to the Existing License Agreement.  Appendix C of the Existing License Agreement is hereby deleted in its entirety and replaced with Appendix C attached to this AMENDMENT.

3.2.Amendment of Appendix D to the Existing License Agreement.  Appendix D of the Existing License Agreement is hereby deleted in its entirety and replaced with Appendix D attached to this AMENDMENT.

IV. OTHER AGREEMENTS

4.1Notwithstanding any other provision of the Existing License Agreement or the Existing SRA, as amended by this AMENDMENT, or otherwise, as of and after the AMENDMENT EFFECTIVE DATE, the Parties hereby agree as follows:

(a)LICENSEE and YALE hereby acknowledge and agree that (i) all RELINQUISHED TARGET INVENTIONS were created solely by YALE employees, students or agents and constitute UNIVERSITY INVENTIONS (as defined under the SRA) and none of such RELINQUISHED TARGET INVENTIONS are SPONSOR INVENTIONS or JOINT INVENTIONS except as set forth on Schedule 1 (the “SPONSOR INVENTIONS”), (ii) LICENSEE does not have any right, title or interest in or to any of the RELINQUISHED TARGET INVENTIONS except for the SPONSOR INVENTIONS (in each case, whether or not a deliverable under the SRA), (iii) LICENSEE unconditionally and irrevocably waives, relinquishes and terminates all options, rights, titles and interests in and to all RELINQUISHED TARGET INFORMATION and RELINQUISHED TARGET INVENTIONS including the SPONSOR INVENTIONS (which LICENSEE hereby assigns and transfers to YALE), including under Section 8(c) and Section 8(e) of the SRA and Section 3.5 of the License Agreement and (iv) neither Party shall have any disclosure obligations with respect to the RELINQUISHED TARGET INVENTIONS under Section 8(e) of the SRA;

(b)LICENSEE hereby assigns and transfers to YALE all of SPONSOR’s right, title and interest in and to all SPONSOR INVENTIONS and SPONSOR INFORMATION and, within thirty (30) days of the AMENDMENT EFFECTIVE DATE, LICENSEE shall deliver a copy of all SPONSOR INFORMATION to YALE;

(c)LICENSEE and YALE hereby acknowledge and agree that (i) LICENSEE does not have any right, title or interest in or to any of the RELINQUISHED TARGET INFORMATION (whether or not a deliverable under the SRA), (ii) all RELINQUISHED TARGET INFORMATION and all SPONSOR INFORMATION constitutes YALE’s CONFIDENTIAL INFORMATION, (ii) LICENSEE shall keep all RELINQUISHED TARGET INFORMATION confidential, (iii) LICENSEE shall not disclose any RELINQUISHED TARGET INFORMATION to any third party, (iv) LICENSEE shall not use any RELINQUISHED TARGET INFORMATION for any purpose and (v) within thirty (30) days hereof, LICENSEE shall destroy all RELINQUISHED TARGET INFORMATION and all SPONSOR INFORMATION, except that LICENSEE may retain one copy of RELINQUISHED TARGET INFORMATION solely to assure compliance with the terms of this AMENDMENT, and shall not be required to remove any RELINQUISHED TARGET INFORMATION from its electronic records;

(d)LICENSEE and YALE hereby acknowledge and agree that (i) all RELINQUISHED TARGET INFORMATION shall be excluded from LICENSED INFORMATION, (ii) LICENSEE will not, after the AMENDMENT EFFECTIVE DATE, be entitled to have access to the RELINQUISHED TARGET INFORMATION under Section 8(d) of the SRA or otherwise, and will not have any other license, right, title or interest in or to any RELINQUISHED TARGET INFORMATION, including under Section 3.1 and 3.5 of the License Agreement and (iii) LICENSEE may not use any RELINQUISHED TARGET INFORMATION in connection with its research and product development efforts or otherwise;

(e)LICENSEE acknowledges and agrees that from and after the AMENDMENT EFFECTIVE DATE, (i) LICENSEE shall cease to have any right to receive any RELINQUISHED TARGET MATERIALS including under Section 8(f) or 8(g) of the SRA, (ii) LICENSEE does not have any right, title or interest in or to any of the RELINQUISHED TARGET MATERIALS (whether or not a deliverable under the SRA) and (iii) LICENSEE unconditionally and irrevocably waives, relinquishes and terminates all options, rights, titles and interests in and to all RELINQUISHED TARGET MATERIALS including under Section 8(c) and Section 8(e) of the SRA and Section 3.5 of the License Agreement;

(f)LICENSEE AND YALE hereby acknowledge and agree that (i) all RELINQUISHED TARGET COPYRIGHTS were created solely by YALE employees, students or agents and constitute UNIVERSITY COPYRIGHTS, (ii) none of such RELINQUISHED TARGET COPYRIGHTS are SPONSOR COPYRIGHTS or JOINT COPYRIGHTS, (iii) LICENSEE does not have any right, title or interest in or to any of the RELINQUISHED COPYRIGHTS (whether or not a deliverable under the SRA) and (iv) LICENSEE unconditionally and irrevocably waives, relinquishes and terminates all options, rights, titles and interests in and to all RELINQUISHED COPYRIGHTS including under Section 8(c) and Section 8(e) of the SRA and Section 3.5 of the License Agreement;

(g)LICENSEE (i) unconditionally and irrevocably waives, relinquishes and terminates all rights, titles and interests (including access rights) in and to all EXISTING MATERIAL AND UNPUBLISHED INFORMATION to the extent directed to any of the RELINQUISHED TARGETS, RELINQUISHED TARGET INVENTIONS or RELINQUISHED TARGET INFORMATION and (ii) acknowledges and agrees that no EXISTING MATERIAL AND UNPUBLISHED INFORMATION to the extent directed to any of the RELINQUISHED TARGETS, RELINQUISHED TARGET INVENTIONS or RELINQUISHED TARGET INFORMATION shall be licensed to LICENSEE under the License Agreement or otherwise constitute LICENSED INFORMATION;

(h)LICENSEE acknowledges and agrees that LICENSEE does not have any rights under Section 8(k) of the SRA with respect to the RELINQUISHED TARGET INVENTIONS, RELINQUISHED TARGET INFORMATION,  RELINQUISHED TARGET MATERIALS or RELINQUISHED TARGET COPYRIGHTS or any other information or technology owned or controlled by YALE to the extent directed to the RELINQUISHED TARGETS;

(i)LICENSEE and YALE hereby acknowledge and agree that LICENSEE shall have no ongoing obligations to YALE with respect to the RELINQUISHED TARGETS or any RELINQUISHED TARGET INVENTIONS or RELINQUISHED TARGET INFORMATION, including under Section 10 of the License Agreement; and

(j)LICENSEE hereby unconditionally and irrevocably consents to YALE’s right to license to Normunity AccelCo, Inc. and/or any other person or entity any and all rights to the RELINQUISHED TARGETS, RELINQUISHED TARGET INVENTIONS,

RELINQUISHED TARGET MATERIALS, RELINQUISHED TARGET COPYRIGHTS and RELINQUISHED TARGET INFORMATION, without any restriction or encumbrance.

4.2In consideration the rights granted to YALE by LICENSEE hereunder, including the relinquishment of rights to the RELINQUISHED TARGETS, RELINQUISHED TARGET INVENTIONS and RELINQUISHED TARGET INFORMATION, YALE or its designee shall pay NEXTCURE [***]percent ([***]%) of NET SALES  of any RELINQUISHED TARGET PRODUCT (as defined below).  Such obligation shall expire [***] after the first NET SALE of such RELINQUISHED TARGET PRODUCT.

(a)

“RELINQUISHED TARGET PRODUCT” means any product (including apparatus or kit) or component of a product that binds to or is a modulator of a RELINQUISHED TARGET, or is comprised of a RELINQUISHED TARGET INVENTION or used  RELINQUISHED TARGET INFORMATION for its discovery or development.

(b)

For the purposes of this AMENDMENT, the term NET SALES shall have the meaning set forth in the LICENSE AGREEMENT except that LICENSED PRODUCT as used therein shall mean a RELINQUISHED TARGET PRODUCT, and LICENSEE therein shall refer to YALE, its licensees and their affiliates, with such other modifications as the context requires.

V. GENERAL

5.1.Acknowledgement.  Except as expressly provided herein: (a) no terms or provisions of the Existing License Agreement or the Existing SRA are modified or changed by this AMENDMENT and (b) the terms and provisions of the Existing License Agreement and the Existing SRA shall continue in full force and effect.

5.2.Effective Date.  This AMENDMENT shall be effective from and after the AMENDMENT EFFECTIVE DATE.

5.3.Counterparts; Facsimile Signatures.  This AMENDMENT may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This AMENDMENT may be executed by facsimile or electronic transmission signatures (including .pdf copies).

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the AMENDMENT EFFECTIVE DATE.

YALE UNIVERSITY		NEXTCURE, INC.

/s/ Lisa D. D’Angelo, Ph.D.		/s/ Tim Mayer, Ph.D.
By:	Lisa D. D’Angelo, Ph.D.	By:	Tim Mayer, Ph.D.
	Interim Managing Director		Chief Operating Officer
Yale University
Office of Cooperative Research

[Signature Page to Second Amendment to License Agreement and SRA]

Exhibit A

RESEARCH PLAN/STATEMENT OF WORK

[***]

Appendix C

EXCLUDED TARGETS

[***]

Appendix D

RESTRICTED TARGETS

[***]

Schedule 1

SPONSOR INVENTIONS

[***]

[Signature Page to Second Amendment to License Agreement and SRA]